Exhibit 99.1

Internet Capital Group Announces Fourth Quarter and Year-End Financial
                           Results for 2006


    WAYNE, Pa.--(BUSINESS WIRE)--Feb. 16, 2007--Internet Capital
Group, Inc. (Nasdaq: ICGE) today reported its results for the fourth quarter and fiscal year ended December 31, 2006.

    ICG's highlights include the following:

    --  Achieved annual Core company aggregate revenue growth of 28%;

    -- Elevated StarCite and CreditTrade to market-leading positions through mergers, thereby significantly enhancing and accelerating the ability of these companies to create value;

    --  Acquired interests in Vcommerce and Channel Intelligence;

    -- Monetized $50 million from partner company holdings ($14 million from non-Core holdings), resulting in approximately $37 million in after-tax gains; and

    -- Subsequent to year end, retired all outstanding convertible notes, leaving the Company debt-free.

    "ICG met, and in some cases exceeded, its goals in 2006, making significant progress on our strategy to acquire, build and capture the value of our partner companies," said Walter Buckley, ICG's Chief Executive Officer. "This strategy guides our focus on partner company performance, acquisitions of new partner companies and the strategic monetization of assets."

    ICG Financial Results

    ICG reported consolidated revenue of $17.0 million for the fourth quarter of 2006, versus $12.0 million for the comparable 2005 period. ICG reported consolidated revenue of $64.8 million for the fiscal year ended December 31, 2006, versus $47.6 million for the comparable 2005 period.

    ICG reported net income of $14.9 million, or $0.37 per diluted share, for the fourth quarter of 2006, versus a net loss of ($12.7) million, or ($0.34) per diluted share, for the comparable 2005 period. ICG reported consolidated net income of $15.6 million, or $0.41 per diluted share, for the full fiscal year 2006, versus net income of $72.5 million, or $1.73 per diluted share, for the comparable 2005 period.

    Results for the fourth quarter of 2006 include $19.3 million in net after-tax gains, primarily related to gains from the sales of interests in partner companies and marketable securities. Results for the fourth quarter of 2005 include $(5.2) million in net after-tax charges primarily related to debt repurchases, legal settlement fees and discontinued operations, offset by sales of partner companies and marketable securities. Additionally, results for the 2006 quarter include $1.8 million of stock-based compensation, versus $1.4 million in the prior year period.

    Results for the full year of 2006 include $41.0 million in net after-tax gains, primarily related to gains from the sales of interests in partner companies and marketable securities. Results for the full year of 2005 include $107.4 million in net after-tax gains primarily related to sales of partner companies, net of taxes and sales of marketable securities. Additionally, the 2006 results include $7.7 million in stock-based compensation charges, and the 2005 results include $4.3 million in stock-based compensation charges.

    ICG's corporate cash balance at December 31, 2006 was $104.2 million, the value of its holdings in Blackboard (Nasdaq: BBBB) was $66.1 million and the value of its holdings in GoIndustry (LSE.AIM:
GOI) was $29.0 million.

    In early 2007, ICG retired all of its outstanding convertible notes for approximately $37.1 million in cash. The Company will record a loss of $10.9 million in the first quarter of 2007 on these repurchases.

    ICG Core Partner Company Information

    In the fourth quarter of 2006, StarCite completed its merger with OnVantage and ICG acquired a 40% ownership interest in Channel Intelligence. To aid in the comparability of the ICG Core Partner Company information, ICG is presenting pro forma financial information assuming those events occurred on January 1, 2005. Set forth below is pro forma information relating to ICG's current nine Core companies:
Channel Intelligence, Freeborders, ICG Commerce, Investor Force, Marketron, Metastorm, StarCite, Vcommerce and WhiteFence. Our average ownership position in these nine companies was 45% at December 31, 2006. Please refer to the supplemental financial data at the end of this release for a reconciliation of such amounts to GAAP measures.

    In the fourth quarter of 2006, aggregate pro forma revenue of ICG's nine private Core companies grew 29% year-over-year, to $51.5 million from $40.0 million in the fourth quarter of 2005. Aggregate pro forma EBITDA (loss) for the Core companies was $(7.9) million in the fourth quarter of 2006, versus $(9.1) million in the fourth quarter of 2005. Results for the fourth quarter of 2006 include $2.8 million in net charges, principally related to costs associated with the StarCite/OnVantage transaction. Excluding one-time items, aggregate pro forma EBITDA (loss) would have improved approximately 45%.

    In 2006, annual aggregate pro forma revenue of ICG's nine Core companies grew 28% year-over-year, to $190.1 million from $148.0 million in 2005. Annual aggregate pro forma EBITDA (loss) for the Core companies improved 16% to $(27.0) million in 2006 from $(32.0) million in 2005. Results for 2006 include $3.1 million in net charges, principally related to costs associated with the StarCite/OnVantage transaction. Excluding one-time items, annual aggregate pro forma EBITDA (loss) would have improved approximately 25%.

    "Looking forward to 2007, we will continue to work aggressively to build long-term shareholder value," said Kirk Morgan, ICG's Chief Financial Officer. "We plan to deploy capital in new and existing Core partner companies, grow aggregate revenues of our Core companies by at least 25%, improve EBITDA performance and strategically monetize assets."

    ICG will host a webcast at 10:00 a.m. ET today to discuss its financial results. As part of the live webcast for this call, ICG will post a slide presentation to accompany the prepared remarks. To access the webcast, go to http://www.internetcapital.com/investorinfo-preswebcast.htm and click on the link for the fourth quarter conference call webcast. Please log on to the website approximately ten minutes prior to the call to register and download and install any necessary audio software. The conference call is also accessible through listen-only mode at 877-407-8035. The international dial-in number is 201-689-8035.

    For those unable to participate in the conference call, a replay will be available from February 16, 2007 at 11:00 a.m. ET until February 23, 2007 at 11:59 p.m. ET. To access the replay, dial 877-660-6853 (domestic) or 201-612-7415 (international) and enter the account code 286, followed by the conference ID number 229385. The replay and slide presentation also can be accessed on the Internet Capital Group web site at http://www.internetcapital.com/investorinfo-preswebcast.htm.

    About Internet Capital Group

    Internet Capital Group (www.internetcapital.com) acquires and builds Internet software and services companies that drive business productivity and reduce transaction costs between firms. Founded in 1996, ICG devotes its expertise and capital to maximizing the success of these platform companies, which are delivering software and service applications to customers worldwide.

   Safe Harbor Statement under Private Securities Litigation Reform
                              Act of 1995

    The statements contained in this press release that are not historical facts are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future performance of our partner companies, acquisitions or dispositions of interests in additional partner companies, the effect of economic conditions generally, capital spending by customers, the development of the e-commerce and information technology markets, and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. These and other factors may cause actual results to differ materially from those projected.


                     Internet Capital Group, Inc.
                Consolidated Statements of Operations
                (In thousands, except per share data)
                             (unaudited)

                                Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                 2006      2005      2006      2005
                                ------------------ -------------------

Revenue                         $17,012  $ 12,037  $ 64,749  $ 47,568

Operating Expenses
  Cost of revenue                12,756     7,688    42,439    28,460
   Selling, general and
    administrative               10,504    11,443    41,974    41,199
   Research and development       1,747     2,157     8,755    12,276
   Amortization of intangibles      421       578     1,829     2,123
   Impairment related and other      29       321       178     3,044
                                ------------------ -------------------
     Total operating expenses    25,457    22,187    95,175    87,102
                                ------------------ -------------------
                                 (8,445)  (10,150)  (30,426)  (39,534)

Other income (loss), net         20,789       592    34,605   135,489
Interest income                   2,630     2,050     9,519     3,890
Interest expense                   (510)     (699)   (2,174)   (3,367)
                                ------------------ -------------------
Income (loss) before income
 taxes, minority interest and
 equity loss                     14,464    (8,207)   11,524    96,478

Income tax benefit (expense)          -     1,709        40   (18,640)
Minority interest                   734       626     1,158     2,513
Equity loss                        (262)   (5,070)   (5,387)   (6,703)
                                ------------------ -------------------
Income (loss) from continuing
 operations                      14,936   (10,942)    7,335    73,648
Discontinued operations               3    (1,792)    8,289    (1,130)
                                ------------------ -------------------
Net income (loss)               $14,939  $(12,734) $ 15,624  $ 72,518
                                ================== ===================

Basic net income (loss) per
 share:
Income (loss) from continuing
 operations                     $  0.40  $  (0.29) $   0.20  $   1.98
Discontinued operations               -     (0.05)     0.22     (0.03)
                                ------------------ -------------------
                                $  0.40  $  (0.34) $   0.42  $   1.95
                                ================== ===================

Shares used in computation of
 basic income (loss) per share   37,703    37,274    37,570    37,109
                                ================== ===================

Diluted net income (loss) per
 share:
Income (loss) from continuing
 operations                     $  0.37  $  (0.29) $   0.19  $   1.76
Discontinued operations               -     (0.05)     0.22     (0.03)
                                ------------------ -------------------
                                $  0.37  $  (0.34) $   0.41  $   1.73
                                ================== ===================


Shares used in computation of
 diluted income (loss) per
 share                           41,184    37,274    38,106    43,670
                                ================== ===================


                     Internet Capital Group, Inc.
                Condensed Consolidated Balance Sheets
                            (In thousands)

                                            December 31,  December 31,
                                               2006          2005
                                           ------------- -------------
                                            (unaudited)
ASSETS
  Cash, cash equivalents and short-term
   investments                             $    120,841  $    147,912
  Other current assets                            8,469        24,622
  Assets of discontinued operations                   -        12,920
                                           ------------- -------------
    Total current assets                        129,310       185,454
  Marketable securities                          66,075        63,425
  Fixed assets, net                               1,847         1,886
  Ownership interests in Partner Companies      137,911        71,453
  Goodwill                                       17,098        16,785
  Intangibles, net                                  182         3,407
  Other assets                                    2,018         4,122
                                           ------------- -------------
    Total Assets                           $    354,441  $    346,532
                                           ============= =============



LIABILITIES AND STOCKHOLDERS' EQUITY
  Current portion of senior convertible
   notes                                   $     26,590  $          -
  Other current liabilities                      24,142        33,476
  Liabilities of discontinued operations              -        10,465
                                           ------------- -------------
    Total current liabilities                    50,732        43,941
  Senior convertible notes                            -        37,000
  Minority interest and other liabilities         5,156         9,346
                                           ------------- -------------
    Total Liabilities                            55,888        90,287
  Stockholders' equity                          298,553       256,245
                                           ------------- -------------
    Total Liabilities and Stockholders'
     Equity                                $    354,441  $    346,532
                                           ============= =============


Internet Capital Group
----------------------------------------------------------------------
2006 Pro Forma Core Partner Company Information
(unaudited)


                                       ------------------------------
                                             Three Months Ended
                                       -------------------------------
                                        Mar 31,   Jun 30,   Sep 30,
                                         2006      2006      2006
---------------------------------------------------------------------

Aggregate Pro Forma Core Company
 Information: (1)
  Aggregate
   Revenue                             $ 43,677  $ 46,535  $ 48,366
  Aggregate EBITDA
   (loss)                              $ (6,115) $ (6,947) $ (6,025)
  Aggregate Net
   Loss                                $ (8,497) $ (9,633) $ (9,000)


Components of Aggregate Pro Forma Core
 Company Information

  Consolidated
   Core Companies:
                   Revenue             $ 10,023  $ 10,007  $ 10,417
ICG Commerce
 Holdings,
 Inc.(66%)
                   Expenses other than
Investor Force      interest, taxes,
 Holdings,          depreciation and
 Inc.(80%)          amortization        (11,455)  (11,151)  (11,948)
                                       --------- --------- ----------
                   EBITDA (loss)         (1,432)   (1,144)   (1,531)
                     Interest               106       113       (42)
                     Taxes                    -         -         -
                     Depreciation /
                      Amortization         (500)     (544)     (285)
                                       --------- --------- ----------
                   Net loss            $ (1,826) $ (1,575) $ (1,858)
                                       --------- --------- ----------

  Equity Method
   Core Companies:
                   Revenue             $ 33,654  $ 36,528  $ 37,949
Channel
 Intelligence,
 Inc.(40%)         Expenses other than
                    interest, taxes,
Freeborders, Inc.   depreciation and
 (34%)              amortization        (38,337)  (42,331)  (42,443)
                                       --------- --------- ----------
Marketron
 International,
 Inc. (38%)        EBITDA (loss)       $ (4,683) $ (5,803) $ (4,494)
Metastorm Inc.
 (41%)               Interest              (167)       (3)      (73)
StarCite, Inc.
 (26%)               Taxes                  (24)     (190)      (80)
Vcommerce Inc.       Depreciation /
 (46%)                Amortization       (1,797)   (2,062)   (2,495)
                                       --------- --------- ----------
WhiteFence, Inc.
 (39%)             Net loss            $ (6,671) $ (8,058) $ (7,142)
                                       --------- --------- ----------

---------------------------------------------------------------------


Reconciliation of Aggregate Pro Forma
Core Company Information to GAAP
 results
                                       ------------------------------
                                             Three Months Ended
                                       -------------------------------
                                        Mar 31,   Jun 30,   Sep 30,
                                         2006      2006      2006
                                       ------------------------------
  Revenue

  Aggregate Pro Forma Core Company
   Revenue                             $ 43,677  $ 46,535  $ 48,366
    Non-consolidated Partner Companies $(28,502) $(30,549) $(31,790)
                                       --------- --------- ----------
  Consolidated Revenue                 $ 15,175  $ 15,986  $ 16,576
                                       ========= ========= ==========


  Net Income (Loss)

  Aggregate Pro Forma Core Company
   EBITDA (loss)                       $ (6,115) $ (6,947) $ (6,025)
    Interest, Taxes, Depreciation /
     Amortization                      $ (2,382) $ (2,686) $ (2,975)
                                       --------- --------- ----------
  Aggregate Pro Forma Core Company Net
   Income (Loss)                       $ (8,497) $ (9,633) $ (9,000)
    Amount attributable to other
     stockholders                      $ (5,920) $ (6,490) $ (5,784)
                                       --------- --------- ----------
  ICG's share of net income (loss) of
   Core Partner Companies              $ (2,577) $ (3,143) $ (3,216)
  Other holdings equity method
   companies                                  -      (247)     (338)
  Disposed equity method companies         (179)     (218)   (1,019)
  Corporate general and administrative   (3,154)   (3,284)   (3,519)
  Stock-based compensation               (2,100)   (1,911)   (1,852)
  Corporate interest, net                 1,797     1,243     2,074
  Other income(loss) / restructuring /
   impairments                              135    (1,853)   15,720
  Income taxes                              643     1,004    (1,607)
  Income (loss) on discontinued
   operations                               527       639     7,120
                                       --------- --------- ----------
    Consolidated net income (loss)     $ (4,908) $ (7,770) $ 13,363
                                       ========= ========= ==========


                                         -----------------------------
                                         Three Months Ended Year Ended
                                         -----------------------------
                                               Dec 31,       Dec 31,
                                                 2006          2006
----------------------------------------------------------------------

Aggregate Pro Forma Core Company
 Information: (1)
  Aggregate Revenue                         $       51,518  $ 190,096
  Aggregate EBITDA
   (loss)                                   $       (7,915) $ (27,002)
  Aggregate Net Loss                        $      (10,243) $ (37,373)


Components of Aggregate Pro Forma Core
 Company Information

  Consolidated Core
   Companies:
                      Revenue               $       10,255  $  40,702
ICG Commerce
 Holdings, Inc.(66%)  Expenses other than
                       interest, taxes,
Investor Force         depreciation and
 Holdings, Inc.(80%)   amortization                (12,859)   (47,413)
                                           ---------------- ----------
                      EBITDA (loss)                 (2,604)    (6,711)
                        Interest                       166        343
                        Taxes                            -          -
                        Depreciation /
                         Amortization                 (305)    (1,634)
                                           ---------------- ----------
                      Net loss              $       (2,743) $  (8,002)
                                           ---------------- ----------

  Equity Method Core
   Companies:
                      Revenue               $       41,263  $ 149,394
Channel Intelligence,
 Inc.(40%)            Expenses other than
                       interest, taxes,
Freeborders, Inc.      depreciation and
 (34%)                 amortization                (46,574)  (169,685)
                                           ---------------- ----------
Marketron
 International, Inc.
 (38%)                EBITDA (loss)         $       (5,311) $ (20,291)
Metastorm Inc. (41%)    Interest                        64       (179)
StarCite, Inc. (26%)    Taxes                          (15)      (309)
Vcommerce Inc. (46%)    Depreciation /
                         Amortization               (2,238)    (8,592)
                                           ---------------- ----------
WhiteFence, Inc.
 (39%)                Net loss              $       (7,500) $ (29,371)
                                           ---------------- ----------

----------------------------------------------------------------------


Reconciliation of Aggregate Pro Forma
Core Company Information to GAAP results
                                         -----------------------------
                                         Three Months Ended Year Ended
                                         -----------------------------
                                               Dec 31,       Dec 31,
                                                 2006          2006
                                         -----------------------------
  Revenue

  Aggregate Pro Forma Core Company
   Revenue                                  $       51,518  $ 190,096
    Non-consolidated Partner Companies      $      (34,506) $(125,347)
                                           ---------------- ----------
  Consolidated Revenue                      $       17,012  $  64,749
                                           ================ ==========


  Net Income (Loss)

  Aggregate Pro Forma Core Company EBITDA
   (loss)                                   $       (7,915) $ (27,002)
    Interest, Taxes, Depreciation /
     Amortization                           $       (2,328) $ (10,371)
                                           ---------------- ----------
  Aggregate Pro Forma Core Company Net
   Income (Loss)                            $      (10,243) $ (37,373)
    Amount attributable to other
     stockholders                           $       (6,500) $ (24,694)
                                           ---------------- ----------
  ICG's share of net income (loss) of
   Core Partner Companies                   $       (3,743) $ (12,679)
  Other holdings equity method companies             1,177        592
  Disposed equity method companies                    (227)    (1,643)
  Corporate general and administrative              (3,293)   (13,250)
  Stock-based compensation                          (1,761)    (7,624)
  Corporate interest, net                            1,972      7,086
  Other income(loss) / restructuring /
   impairments                                      20,811     34,813
  Income taxes                                           -         40
  Income (loss) on discontinued
   operations                                            3      8,289
                                           ---------------- ----------
    Consolidated net income (loss)          $       14,939  $  15,624
                                           ================ ==========

    (1) The rationale for management's use of non-GAAP measures is included in the "Description of Terms" supplement to this release.


Internet Capital Group
----------------------------------------------------------------------
2005 Pro Forma Core Partner Company Information
(unaudited)


                                      --------------------------------
                                             Three Months Ended
                                      --------------------------------
                                       Mar 31,   Jun 30,   Sep 30,
                                        2005      2005      2005
-------------------------------------------------------------------

Aggregate Pro Forma Core Company
 Information: (1)
  Aggregate
   Revenue                            $ 34,674  $ 34,995  $ 38,366
  Aggregate
   EBITDA (loss)                      $ (7,573) $ (7,424) $ (7,886)
  Aggregate Net
   Loss                               $(11,511) $(10,160) $(10,746)


Components of Aggregate Pro Forma
 Core Company Information

 Consolidated
  Core Companies:
                  Revenue             $  8,127  $  7,209  $  7,888
ICG Commerce
 Holdings, Inc.   Expenses other than
                   interest, taxes,
Investor Force     depreciation and
 Holdings, Inc.    amortization         (9,881)   (9,375)   (9,870)
                                      --------- --------- ---------
                  EBITDA (loss)         (1,754)   (2,166)   (1,982)
                    Interest                11        34        37
                    Taxes                    -         -         -
                    Depreciation /
                     Amortization         (498)     (491)     (471)
                                      --------- --------- ----------
                  Net loss            $ (2,241) $ (2,623) $ (2,416)
                                      --------- --------- ----------

 Equity Method
  Core Companies:
                  Revenue             $ 26,547  $ 27,786  $ 30,478
Channel
 Intelligence,    Expenses other than
 Inc.              interest, taxes,
                   depreciation and
Freeborders, Inc.  amortization        (32,366)  (33,044)  (36,382)
                                      --------- --------- ---------
Marketron
 International,
 Inc.             EBITDA (loss)       $ (5,819) $ (5,258) $ (5,904)
Metastorm Inc.      Interest            (1,658)     (698)   (1,142)
StarCite, Inc.      Taxes                  (30)      (10)      (19)
                    Depreciation /
Vcommerce Inc.       Amortization       (1,763)   (1,571)   (1,265)
                                      --------- --------- ----------
WhiteFence, Inc.  Net loss            $ (9,270) $ (7,537) $ (8,330)
                                      --------- --------- ----------

--------------------------------------------------------------------


Reconciliation of Aggregate Pro Forma
Core Company Information to GAAP
 results
                                      ------------------------------
                                             Three Months Ended
                                      --------------------------------
                                       Mar 31,   Jun 30,   Sep 30,
                                        2005      2005      2005
                                      ------------------------------
  Revenue

  Aggregate Pro Forma Core Company
   Revenue                            $ 34,674  $ 34,995  $ 38,366
  Non-consolidated Partner Companies  $(23,559) $(25,226) $(23,719)
                                      --------- --------- ----------
  Consolidated Revenue                $ 11,115  $  9,769  $ 14,647
                                      ========= ========= ==========


  Net Income (Loss)

  Aggregate Pro Forma Core Company
   EBITDA (loss)                      $ (7,573) $ (7,424) $ (7,886)
  Interest, Taxes, Depreciation /
   Amortization                       $ (3,938) $ (2,736) $ (2,860)
                                      --------- --------- ----------
  Aggregate Pro Forma Core Company
   Net Income (Loss)                  $(11,511) $(10,160) $(10,746)
  Amount attributable to other
   stockholders                       $ (6,913) $ (4,101) $ (4,586)
                                      --------- --------- ----------
  ICG's share of net income (loss) of
   Core Partner Companies             $ (4,598) $ (6,059) $ (6,160)
  Other holdings equity method
   companies                              (627)      (40)     (474)
  Disposed equity method companies       1,215       791       867
  Corporate general and
   administrative                       (3,176)   (2,843)   (3,272)
  Stock-based compensation                (398)     (358)   (2,202)
  Corporate interest, net                 (447)     (281)     (234)
  Other income(loss) / restructuring
   / impairments                         5,187     9,750   118,298
  Income taxes                               -         -   (20,349)
  Income (loss) on discontinued
   operations                             (274)      116       820
                                      --------- --------- ----------
    Consolidated net income (loss)    $ (3,118) $  1,076  $ 87,294
                                      ========= ========= ==========


                                         -----------------------------
                                         Three Months Ended Year Ended
                                         -----------------------------
                                                Dec 31,      Dec 31,
                                                 2005          2005
----------------------------------------------------------------------

Aggregate Pro Forma Core Company
 Information: (1)
  Aggregate Revenue                          $      39,951  $ 147,986
  Aggregate EBITDA
   (loss)                                    $      (9,140) $ (32,023)
  Aggregate Net Loss                         $     (11,952) $ (44,369)


Components of Aggregate Pro Forma Core
 Company Information

 Consolidated Core
  Companies:
                      Revenue                $       8,034  $  31,258
ICG Commerce
 Holdings, Inc.       Expenses other than
                       interest, taxes,
Investor Force         depreciation and
 Holdings, Inc.        amortization                (10,400)   (39,526)
                                            --------------- ----------
                      EBITDA (loss)                 (2,366)    (8,268)
                        Interest                        16         98
                        Taxes                            -          -
                        Depreciation /
                         Amortization                 (498)    (1,958)
                                            --------------- ----------
                      Net loss               $      (2,848) $ (10,128)
                                            --------------- ----------

 Equity Method Core
  Companies:
                      Revenue                $      31,917  $ 116,728
Channel Intelligence, Expenses other than
 Inc.                  interest, taxes,
                       depreciation and
Freeborders, Inc.      amortization                (38,691)  (140,483)
                                            --------------- ----------
Marketron
 International, Inc.  EBITDA (loss)          $      (6,774) $ (23,755)
Metastorm Inc.          Interest                      (340)    (3,838)
StarCite, Inc.          Taxes                           30        (29)
                        Depreciation /
Vcommerce Inc.           Amortization               (2,020)    (6,619)
                                            --------------- ----------
WhiteFence, Inc.      Net loss               $      (9,104) $ (34,241)
                                            --------------- ----------

----------------------------------------------------------------------


Reconciliation of Aggregate Pro Forma
Core Company Information to GAAP results
                                         -----------------------------
                                         Three Months Ended Year Ended
                                         -----------------------------
                                                Dec 31,      Dec 31,
                                                 2005          2005
                                         -----------------------------
  Revenue

  Aggregate Pro Forma Core Company
   Revenue                                   $      39,951  $ 147,986
  Non-consolidated Partner Companies         $     (27,914) $(100,418)
                                            --------------- ----------
  Consolidated Revenue                       $      12,037  $  47,568
                                            =============== ==========


  Net Income (Loss)

  Aggregate Pro Forma Core Company EBITDA
   (loss)                                    $      (9,140) $ (32,023)
  Interest, Taxes, Depreciation /
   Amortization                              $      (2,812) $ (12,346)
                                            --------------- ----------
  Aggregate Pro Forma Core Company Net
   Income (Loss)                             $     (11,952) $ (44,369)
  Amount attributable to other
   stockholders                              $      (8,162) $ (23,762)
                                            --------------- ----------
  ICG's share of net income (loss) of
   Core Partner Companies                    $      (3,790) $ (20,607)
  Other holdings equity method companies            (4,829)    (5,970)
  Disposed equity method companies                     559      3,432
  Corporate general and administrative              (5,157)   (14,448)
  Stock-based compensation                          (1,373)    (4,331)
  Corporate interest, net                            1,268        306
  Other income(loss) / restructuring /
   impairments                                         671    133,906
  Income taxes                                       1,709    (18,640)
  Income (loss) on discontinued
   operations                                       (1,792)    (1,130)
                                            --------------- ----------
    Consolidated net income (loss)           $     (12,734) $  72,518
                                            =============== ==========

    (1) The rationale for management's use of non-GAAP measures is included in the "Description of Terms" supplement to this release.

    INTERNET CAPITAL GROUP, INC.

    December 31, 2006

    Description of Terms

    Consolidated Statements of Operations

    Effect of Various Accounting Methods on our Results of Operations

    The various interests that the Company acquires in its partner companies are accounted for under three methods: the consolidation method, the equity method and the cost method. The applicable accounting method is generally determined based on the Company's voting interest in a partner company.

    Consolidation. Partner companies in which the Company directly or indirectly owns more than 50% of the outstanding voting securities, and for which other stockholders do not possess the right to affect significant management decisions, are accounted for under the consolidation method of accounting. Under this method, a partner company's balance sheet and results of operations are reflected within the Company's Consolidated Financial Statements. All significant intercompany accounts and transactions have been eliminated. Participation of other partner company stockholders in the net assets and in the earnings or losses of a consolidated partner company is reflected in the caption "Minority interest" in the Company's Consolidated Balance Sheet and Statements of Operations. Minority interest adjusts the Company's consolidated results of operations to reflect only the Company's share of the earnings or losses of the consolidated partner company. The results of operations and cash flows of a consolidated partner company are included through the latest interim period in which the Company owned a greater than 50% direct or indirect voting interest for the entire interim period or otherwise exercised control over the partner company. Upon dilution of control below 50%, the accounting method is adjusted to the equity or cost method of accounting, as appropriate, for subsequent periods.

    Although the Company's ownership percentage in GoIndustry exceeded 50% at December 31, 2005, the Company did not consolidate its financial statements, due to the existence of certain minority voting rights in accordance with Emerging Issues Task Force ("EITF") No. 96-16, "Investor's Accounting for an Investee When an Investor Has a Majority of the Voting Interest but the Minority Shareholder or Shareholders Have Certain Approval or Veto Rights." At December 31, 2006, the Company owned 35% of GoIndustry.

    During the three months ended December 31, 2006, the Company accounted for three of its partner companies under this method: ICG Commerce, Investor Force and StarCite. Due to StarCite closing a transaction with OnVantage on December 29, 2006, the Company accounted for two partner companies under the consolidation method for its December 31, 2006 consolidated balance sheets. During the three months ended December 31, 2005, the Company accounted for three of its partner companies under this method: ICG Commerce, Investor Force and StarCite.

    Equity Method. Partner companies that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to a partner company depends on an evaluation of several factors, including, among others, representation on the partner company's board of directors and the Company's ownership level, which is generally a 20% to 50% interest in the voting securities of the partner company, including voting rights associated with the Company's holdings in common stock, preferred stock and other convertible instruments in the partner company. Under the equity method of accounting, a partner company's accounts are not reflected within the Company's Consolidated Balance Sheets and Statements of Operations; however, the Company's share of the earnings or losses of the partner company is reflected in the caption "Equity loss" in the Consolidated Statements of Operations. The carrying value of equity method partner companies is reflected in "Ownership interests in partner companies" in the Company's Consolidated Balance Sheets.

    When the Company's interest in an equity method partner company is reduced to zero, no further losses are recorded in the Company's Consolidated Financial Statements unless the Company guaranteed obligations of the partner company or has committed additional funding. When the partner company subsequently reports income, the Company will not record its share of such income until it equals the amount of its share of losses not previously recognized.

    During the three months ended December 31, 2006, the Company accounted for eight of its partner companies under this method.

    Cost Method. Partner companies not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company's share of the earnings or losses of such companies is not included in the Consolidated Balance Sheet or Consolidated Statements of Operations. However, cost method partner company impairment charges are recognized in the Consolidated Statements of Operations. If circumstances suggest that the value of the partner company has subsequently recovered, such recovery is not recorded.

    When a cost method partner company qualifies for use of the equity method, the Company's interest is adjusted retroactively for its share of the past results of its operations. Therefore, prior losses could significantly decrease the Company's carrying value at that time.

    The Company records its ownership interest in equity securities of partner companies accounted for under the cost method at cost, unless these securities have readily determinable fair values based on quoted market prices, in which case these interests are valued at fair value and classified as marketable securities or some other classification in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

    During the three months ended December 31, 2006, the Company accounted for eight of its partner companies under this method.


Certain items impacting the consolidated financial statements: ($ millions)

                                               Q4             FY
                                          ------------- --------------
Gains (losses):                            2006   2005   2006    2005
                                          ------ ------ ------ -------

Legal settlement accrual                     --  $(1.5) $(0.1)  $(1.5)
                                          ------ ------ ------ -------

Restructuring charges/impairments         $(0.1) $(0.3) $(0.2)  $(3.0)
                                          ------ ------ ------ -------

Other gains (losses):
  Sales of Partner Companies              $15.5   $4.9  $31.0  $125.3
  Sale of Marketable Securities             5.2    0.7    5.5    15.1
  Repurchase of convertible notes            --   (5.9)  (2.5)   (5.9)
  Other net                                 0.1    0.9    0.6     1.0
                                          ------ ------ ------ -------
Other Income (Loss)                       $20.8   $0.6  $34.6  $135.5
                                          ------ ------ ------ -------

Income tax benefit (expense)                 --   $1.7     --  $(18.6)
                                          ------ ------ ------ -------

ICG's share of Partner Company charges,
 net                                      $(1.4) $(3.9) $(1.6)  $(3.9)
                                          ------ ------ ------ -------

Discontinued Operations                      --  $(1.8)  $8.3   $(1.1)
                                          ------ ------ ------ -------
                                          $19.3  $(5.2) $41.0  $107.4
                                          ====== ====== ====== =======

Stock-based compensation                  $(1.8) $(1.4) $(7.7)  $(4.3)
                                          ====== ====== ====== =======

    Aggregate Pro Forma Core Company Information

    In an effort to illustrate macro trends within its private Core companies, ICG provides an aggregation of revenue and net loss figures reflecting 100% of the pro forma revenue and aggregate pro forma EBITDA for these companies. The Company calculates aggregate pro forma EBITDA for these purposes as earnings (losses) before interest, tax, depreciation and amortization and refers to it as "aggregate EBITDA." These non-GAAP measures are considered pro forma because management has added Channel Intelligence and combined StarCite and OnVantage as if the acquisition of a 40% ownership interest in Channel Intelligence and the merger of StarCite and OnVantage occurred as of January 1, 2005. The Company refers to the aggregate pro forma revenue of its private Core partner companies as "aggregate revenue." ICG does not own its Core companies in their entirety and, therefore, this information should be considered in this context. Aggregate revenue and aggregate EBITDA, in this context, represent certain of the financials measures used by the Company's management to evaluate the performance for Core companies. The Company's management believes these non-GAAP financial measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate private Core companies' current and future prospects in a similar manner as the Company's management, and review results on a comparable basis for all periods presented.

    ICG's share of net loss of Core, Other Holdings and disposed partner companies

    Represents ICG's share of the net loss of Core, Other Holdings and disposed partner companies accounted for under the consolidated and equity method of accounting.

    Corporate Expenses and Interest Expense, net

    General and administrative expenses consist of payroll and related expenses for executive, operational, acquisitions, finance and administrative personnel, professional fees and other general corporate expenses for Internet Capital Group.

    Interest expense, net relates primarily to the interest expense on the Company's outstanding 5% senior convertible notes due April 2009, offset by interest income on cash balances.

    Discontinued Operations

    Investor Force (a consolidated partner company) sold its database division in August 2006 for $10.0 million ($9.0 million received in August 2006 and $1.0 million held in escrow until August 2007) and has been reflected as a discontinued operation. ICG Commerce's (a consolidated partner company) German subsidiary was sold in January 2006 for nominal consideration and has been reflected as a discontinued operation. Accordingly, the operating results of these discontinued operations have been presented separately from continuing operations for all periods presented.

    CONTACT: Internet Capital Group, Inc.
             Investor inquiries:
             Karen Greene, 610-727-6900
             IR@internetcapital.com